     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1998


                                                 SECURITIES ACT FILE NO. 2-57060

                                        INVESTMENT COMPANY ACT FILE NO. 811-2642
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 24                      /X/
                                     AND/OR


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/
                                 AMENDMENT NO. 20
                       (Check appropriate box or boxes)                      /X/



                              -------------------
                        THE CORPORATE FUND ACCUMULATION
                                    PROGRAM
               (Exact name of Registrant as specified in charter)


                   BOX 9011                                       08543-9011
            PRINCETON, NEW JERSEY                                 (Zip Code)
   (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2000

                                 ARTHUR ZEIKEL
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Name and address of agent for service)

                                   COPIES TO:


           PHILIP L. KIRSTEIN, ESQ.                      LEONARD B. MACKEY, JR., ESQ.
         FUND ASSET MANAGEMENT, L.P.                          ROGERS & WELLS LLP
                   BOX 9011                                    200 PARK AVENUE
       PRINCETON, NEW JERSEY 08543-9011                      NEW YORK, N.Y. 10166


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                 /X/ immediately upon filing pursuant to paragraph (b)
                 / / on (date) pursuant to paragraph (b)
                 / / 60 days after filing pursuant to paragraph (a)
                 / / on (date) pursuant to paragraph (a)(i)
                 / / 75 days after filing pursuant to paragraph (a)(ii) / / on (date) pursuant to paragraph (a)(ii) of rule 485

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:


                     / / this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.



               TITLE OF SECURITIES BEING REGISTERED Common Stock


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    THE CORPORATE FUND ACCUMULATION PROGRAM
                             CROSS REFERENCE SHEET


                              FORM N-1A ITEM                                       PROSPECTUS CAPTION
           -----------------------------------------------------  -----------------------------------------------------
PART A
1.         Cover Page...........................................  Cover Page
2.         Synopsis.............................................  Fee Table
3.         Financial Highlights.................................  Financial Highlights; Additional Information--
                                                                    Performance Data
4.         General Description of Registrant....................  The Program; Investment Objectives and Policies;
                                                                    Additional Information
5.         Management of the Fund...............................  Fee Table; Management of the Program; Portfolio
                                                                    Transactions
5A.        Management's Discussion of Fund Performance..........    *
6.         Capital Stock and Other Securities...................  Taxes and Distributions; Additional Information
7.         Purchase of Securities Being Offered.................  Fee Table; The Program; Additional Information
8.         Redemption or Repurchase.............................  Fee Table; Redemption of Shares and Exchange
                                                                    Privilege
9.         Pending Legal Proceedings............................  *

PART B
10.        Cover Page...........................................  Cover Page
11.        Table of Contents....................................  Index
12.        General Information and History......................  General Information
13.        Investment Objectives and Policies...................  Investment Objectives and Policies; Investment
                                                                    Restrictions; Portfolio Transactions
14.        Management of the Fund...............................  Directors and Officers
15.        Control Persons and Principal Holders of
             Securities.........................................  *
16.        Investment Advisory and Other Services...............  Investment Advisory Agreement
17.        Brokerage Allocation and Other Practices.............  Portfolio Transactions
18.        Capital Stock and Other Securities...................  *
19.        Purchase, Redemption and Pricing of Securities Being
             Offered............................................  Net Asset Value; Redemption of Shares
20.        Tax Status...........................................  Taxes and Distributions
21.        Underwriters.........................................  *
22.        Calculation of Performance Data......................  Performance Data
23.        Financial Statements.................................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

------------------------

*    Item inapplicable or answer negative.

                               THE CORPORATE FUND
                        INVESTMENT ACCUMULATION PROGRAM
           ---------------------------------------------------------



Shares of
Common Stock                                     Prospectus dated April 16, 1998

--------------------------------------------------------------------------------

                                  THE PROGRAM


The Corporate Fund Accumulation Program, Inc. (the "Program") is an open-end management investment company whose primary investment objective is to obtain a high level of current income through investment in a diversified portfolio of long- and intermediate-term corporate debt obligations (i) not less than 75% of which will at the time of acquisition be rated "A" or better and all of which will at the time of acquisition be rated "BBB" or better by Standard & Poor's Corporation or Fitch Investors Service, Inc. or "Baa" or better by Moody's Investors Service, Inc. or (ii) which will have, in the opinion of the investment adviser referred to below, similar credit characteristics. For more information on the Program's investment objectives and policies, please see "Investment Objectives and Policies" on page 6. The shares of capital stock, $.01 par value, of the Program (the "Shares") are redeemable at any time at the net asset value next determined after the receipt of the redemption request, which value may be more or less than the amount paid for the Shares. Shares in any Shareholder's account which has a value of less than $500 may be involuntarily redeemed if reinvestment of distributions on units ("Units") of certain series of unit investment trusts is discontinued. See "Redemption of Shares and Exchange Privilege" below.



Shares of the Program are offered hereby without sales charge to the holders of Units of certain series of unit investment trusts described below in order to provide a means for the automatic reinvestment of distributions of interest or dividend income and capital gains and principal on such Units in Shares of the Program on the Terms and Conditions of Participation set forth herein. The address of the Program is Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.

                            ------------------------

                               INVESTMENT ADVISER
                          FUND ASSET MANAGEMENT, L.P.
                                 ADMINISTRATORS
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                               SMITH BARNEY INC.
                             ---------------------


This Prospectus sets forth in concise form the information about the Program that a prospective investor should know before investing in the Program. Investors should read and retain this Prospectus for future reference. Additional information about the Program has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information, dated April 16, 1998 (the "Statement of Additional Information") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   FEE TABLE


    A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to Shares of the Program follows.


SHAREHOLDER TRANSACTION EXPENSES:

    Maximum Sales Charge Imposed on Purchases........................................       None
    Deferred Sales Charge............................................................       None
    Sales Charge Imposed on Dividend Reinvestments...................................       None
    Redemption Fee...................................................................       None
    Exchange Fee.....................................................................       None


ANNUAL PROGRAM OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
FOR THE YEAR ENDED DECEMBER 31, 1997:

    Management Fees..................................................................      0.50%(a)
    12b-1 Fees.......................................................................       None
    Other Expenses
      Shareholder Servicing and Custodian Fees............................      0.25%
      Other Fees..........................................................      0.24%
            Total Other Expenses.....................................................      0.49%
                                                                                       ---------
    Total Program Operating Expenses.................................................      0.99%
                                                                                       ---------
                                                                                       ---------



EXAMPLE:
                                       CUMULATIVE EXPENSES PAID FOR THE
                                                  PERIOD OF:
                                    --------------------------------------
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    --------  --------  --------  --------
An investor would pay the
following expenses on a $1,000
investment, assuming an operating
expense ratio of 0.99% and a 5%
annual return throughout the
periods...........................  $    10   $    32   $    55   $   121


    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a Shareholder in the Program will bear directly or indirectly.

    The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

---------

(a) See "Management of the Program -- Advisory and Administration Arrangements" on page 9.

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Program by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended December 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information.


    The following per share data and ratios have been derived from information provided in the Program's audited financial statements:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------------------
                                    1997       1996       1995       1994       1993       1992       1991       1990       1989
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..........................  $   20.69  $   21.59  $   19.14  $   21.55  $   21.22  $   21.76  $   20.24  $   20.54  $   19.75
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Investment income--net..........       1.22       1.23       1.28       1.18       1.31       1.46       1.52       1.67       1.64
Realized and unrealized gain
  (loss) on investments--net....        .44       (.90)      2.45      (2.41)      1.24       (.03)      1.51       (.28)       .81
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment
  operations....................       1.66        .33       3.73      (1.23)      2.55       1.43       3.03       1.39       2.45
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and
  distributions:
  Investment income--net........      (1.22)     (1.23)     (1.28)     (1.18)     (1.29)     (1.47)     (1.51)     (1.69)     (1.66)
  Realized gain on investments--
  net...........................         --         --         --         --       (.93)      (.50)        --         --         --
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and
  distributions.................      (1.22)     (1.23)     (1.28)     (1.18)     (2.22)     (1.97)     (1.51)     (1.69)     (1.66)
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of year....  $   21.13  $   20.69  $   21.59  $   19.14  $   21.55  $   21.22  $   21.76  $   20.24  $   20.54
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:
Based on net asset value per
  share.........................      8.30%      1.69%     20.05%    (5.78%)     12.20%      6.86%     15.60%      7.19%     12.87%
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement.................       .99%      1.12%      1.01%      1.10%      1.08%      1.12%      1.16%      1.29%      1.26%
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Expenses........................       .99%      1.12%      1.01%      1.10%      1.08%      1.12%      1.16%      1.29%      1.26%
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Investment income--net..........      5.84%      5.84%      6.23%      5.80%      5.74%      6.72%      7.25%      8.18%      8.27%
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)....................  $  72,381  $  77,748  $  85,402  $  82,887  $ 115,367  $  90,892  $  82,663  $  76,298  $  82,738
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Portfolio turnover..............        90%        77%       104%       122%       132%        65%        87%       107%       126%
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

--------------------------------

                                    1988
--------------------------------
INCREASE (DECREASE) IN NET
  ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..........................  $   19.97
                                  ---------
Investment income--net..........       1.67
Realized and unrealized gain
  (loss) on investments--net....       (.22)
                                  ---------
Total from investment
  operations....................       1.45
                                  ---------
Less dividends and
  distributions:
  Investment income--net........      (1.67)
  Realized gain on investments--
  net...........................         --
                                  ---------
Total dividends and
  distributions.................      (1.67)
                                  ---------
Net asset value, end of year....  $   19.75
                                  ---------
                                  ---------
TOTAL INVESTMENT RETURN:
Based on net asset value per
  share.........................      7.47%
                                  ---------
                                  ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement.................      1.24%
                                  ---------
                                  ---------
Expenses........................      1.35%
                                  ---------
                                  ---------
Investment income--net..........      8.13%
                                  ---------
                                  ---------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)....................  $  77,389
                                  ---------
                                  ---------
Portfolio turnover..............       158%
                                  ---------
                                  ---------


    Further information about the Program's performance is contained in the Program's Annual Report, which can be obtained, without charge, upon request.

                                  THE PROGRAM


    IN GENERAL--The primary investment objective of the Program is to provide a high level of current income to its shareholders through investment in a diversified portfolio (the "Portfolio") of long- and intermediate-term fixed-interest bearing debt obligations issued primarily by corporations (see "Investment Objectives and Policies" and the discussion therein of concentration of the portfolio). This investment objective is a fundamental policy of the Program.



    The Corporate Income Fund, International Bond Fund and the Corporate Investment Trust Fund (the "Unit Trust Funds") consist of a number of different unit investment trusts holding portfolios of fixed income securities issued primarily by corporations. The Program has been formed to facilitate reinvestment of distributions on units (the "Units") of the various series of the Unit Trust Funds which hold long-and intermediate-term corporate debt securities. Since the Program is an open-end investment company, the shares of capital stock, $.01 par value, of the Program (the "Shares") are redeemable by the holder at the net asset value next determined after the receipt of the redemption request in proper form.


    TERMS AND CONDITIONS OF PARTICIPATION--All persons who are or who become registered holders of Units of series of the Unit Trust Funds offering a reinvestment option are eligible to participate in the Program and are herein called "Holders." Holders include brokers or nominees of banks and other financial institutions which are or become registered holders of Units. Such eligibility is subject to the terms and conditions of participation (the "Terms and Conditions") set forth under this caption.


    Distributions on Units of series of the Unit Trust Funds offering a reinvestment option will be paid in cash unless Holders elect to reinvest such distributions in the Program by sending a notice in writing to the program agent. Each Holder participating in the Program will receive a copy of the Program's prospectus (this "Prospectus"); a Holder not participating in the Program may request a copy of the Prospectus. Holders of Units may elect to participate in the Program or to change a previous election by notice in writing to the program agent. Notice of any change in the basis of participation or of election to participate in the Program must be received by the program agent in writing at least ten days prior to the Record Day for the first distribution to which such notice is to apply.


    Under these Terms and Conditions, both distributions of interest or dividend income and distributions of capital gains, if any, and principal (or either such type of distribution) on Units of Holders participating in the Program will be invested without sales charge in Shares. Holders who are participating in the Program and whose Units are therefore subject to these Terms and Conditions are herein called "Shareholders." The Bank of New York (P.O. Box 974, Wall Street Station, New York, New York 10286-0974) will act as the program agent (the "Agent") for the Shareholders. All securities, cash and other similar assets of the Program will be held by the Agent as custodian. The Agent also acts as the Program's dividend disbursing agent, transfer agent and registrar and performs certain other services for the Program.

    Under these Terms and Conditions, each distribution of interest or dividend income and capital gains, if any, and principal on a Shareholder's Units, will, on the date of such distribution, automatically be received by the Agent on behalf of such Shareholder and applied to purchase Shares at net asset value, without sales charge. In the case of Holders of Units whose distributions of principal are being invested in the Program, the proceeds of redemption or payment at maturity of securities held in the Unit Trust Funds represented by the Holder's Units will be invested in Shares, rather than being distributed in cash to the Holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed by the Program monthly and net realized capital gains, if any, will be distributed at least annually. Such distributions will be reinvested automatically in Shares of the Program unless the Shareholder elects, by written notice to the Agent, not to have such distributions reinvested in Shares (see "Taxes and Distributions").


    In addition to their right to redeem their Shares and receive a payment equal to the net asset value thereof (see "Redemption of Shares and Exchange Privilege"), Shareholders may at any time, by so notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective series of the Unit Trust Funds), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash,
(ii) terminate their participation in part as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts for the respective Unit Trust Funds or (iii) terminate their participation in part as to distributions of interest on their Units and thereafter receive future distributions in cash out of the income accounts for the respective series.



    All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program. The administrators of the Program (the "Administrators") are Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Prudential Securities Incorporated ("Prudential"), Dean Witter Reynolds Inc. ("Dean Witter"), and Smith Barney Inc. ("Smith Barney"), which are sponsors of The Corporate Income Fund and International Bond Fund. Prudential is the sponsor of outstanding series of the Corporate Investment Trust Fund. The investment adviser to the Program is Fund Asset Management, L.P. (the "Adviser" or "FAM"), Box 9011, Princeton, New Jersey 08543-9011, a registered investment adviser and an affiliate of Merrill Lynch. The Adviser receives as annual compensation, payable monthly, for its services in connection with the Program a fee of 0.5% of the average net assets of the Program. THE ADMINISTRATORS RECEIVE FROM THE ADVISER AS ANNUAL COMPENSATION, PAYABLE MONTHLY, FOR THEIR SERVICES IN CONNECTION WITH THE PROGRAM A FEE OF 0.2% OF THE AVERAGE NET ASSETS OF THE PROGRAM (SEE "MANAGEMENT OF THE PROGRAM -- ADVISORY AND ADMINISTRATION ARRANGEMENTS"). Reference is made to the Statement of Additional Information, which contains a more complete description of the advisory and administration arrangements of the Program.


    The Agent will mail to each Shareholder a report of each transaction undertaken for such Shareholder in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to Shareholders for federal income tax purposes, and all taxes which are payable in respect to such distributions must be paid by Shareholders regardless of participation in the Program.

    On tender for redemption of any or all of his Shares, a Shareholder will be entitled to receive within seven days a payment representing the net asset value of the Shares (including fractional Shares), provided that such right of redemption may be suspended or postponed under certain circumstances described under "Redemption of Shares and Exchange Privilege."

    If the Holder is a broker or a nominee of a bank or another financial institution, the trustee and Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by such Holder to be the total numbers of Units registered in such Holder's name and held for the accounts of beneficial owners who are to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however that, due to administrative problems connected with Units held in "street name," other than by Merrill Lynch, such Units will be registered in the names of the beneficial owners thereof unless such owners elect not to participate in the Program.


    Merrill Lynch or its nominee holds in its name Program Shares for the accounts of customers whose Unit Trust Funds are held in Merrill Lynch accounts and who elect to reinvest in the Program. These Shares may be transferred to an account in the customer's name with the Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their Share balances, and will be compensated for these services by the Agent out of the fees it receives from the Program. During the fiscal year ended December 31, 1997, the Agent paid Merrill Lynch $178,923 for these services.


    Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Such changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program (the "Board") without notice to any Shareholder. The Board may at any time appoint a substitute Agent or an additional agent to act for the Program.

                       INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objective of the Program is to provide a high level of current income to its Shareholders through investment in the Portfolio, which is comprised of long- and intermediate-term fixed-interest bearing debt obligations issued primarily by corporations, considering the following factors, among others:


         (i) the quality of the debt obligations, (a) not less than 75% of which (determined on the basis of current value) will at the time of acquisition be rated "A" or better by Standard & Poor's Rating Group ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's") and all of which will at such time be rated "BBB" or better by Standard & Poor's or Fitch or "Baa" or better by Moody's, or
    (b) which will have, in the opinion of the Adviser, similar credit characteristics (Under current market and other conditions, the Board has determined that all of the debt obligations in which the Program invests will at the time of acquisition be rated "BBB" or "Baa" or better by such rating agencies or will have, in the opinion of the Adviser, similar credit characteristics. No split-rating below "BBB" or "Baa" by one or more of such rating agencies at the time of acquisition will be permitted) (see "Ratings of Corporate Obligations" in the Statement of Additional Information for a description of rating categories);


         (ii) the yield and price of the debt obligations relative to other debt securities of comparable quality and maturity; and

        (iii) the diversification of the debt obligations, subject to the considerations as to concentration of the Portfolio discussed below, taking into account the availability on the market of issues in various utility and industry classifications which meet the Program's quality, rating, yield and price criteria.

    While the Program will invest the proceeds of the sale of its Shares (and other cash proceeds such as those generated by redemptions, maturities or sales of Portfolio securities) as promptly as possible, some short period of time may elapse between the time the Program receives such proceeds and the time such proceeds are invested by the Program. However, the Program reserves the right to extend such period for defensive purposes. During such period such proceeds may be held in cash or invested in temporary investments (short-term governmental obligations, commercial paper, and other short-term obligations such as short-term floating rate instruments, certificates of deposit, bankers' acceptances and repurchase agreements) which have credit characteristics, in the opinion of the Adviser, similar to those provided for other Portfolio securities.

    Other than the short-term obligations referred to in the preceding paragraph, the debt obligations in the Portfolio will consist of bonds, debentures, notes or other straight debt obligations (payable in United States dollars and not having any equity conversion or other equity features) which may be secured or unsecured, or may be subordinated to other indebtedness. The fact that a debt obligation may cease to be rated or that its rating may be reduced below the ratings referred to above will not require that it be eliminated from the Portfolio but will be considered by the Adviser in determining whether it should be retained or sold.

    An investment in the Program should be made with an understanding of the risks which an investment in fixed-rate long- and intermediate-term debt obligations may entail, including the risk that the value of the Portfolio, and hence the net asset value of the Shares, will decline with increases in interest rates. Interest rates and, thus, the value of fixed-rate debt obligations have fluctuated substantially in recent periods and may continue to do so in the future.

    A portion of the Program's assets may be invested in debt obligations rated BBB by Standard & Poor's or Fitch or Baa by Moody's. Although debt obligations rated BBB by Standard & Poor's or Fitch normally exhibit adequate protection parameters, they entail a greater degree of risk and are of a more speculative nature than obligations rated in the higher categories. Therefore, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt obligations in this category than in higher rated categories. Debt obligations rated Baa by Moody's are also speculative in nature and entail greater risks than those rated in the higher categories. Although interest payments and principal security may appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. (See "Ratings of Corporate Obligations" in the Statement of Additional Information for a description of rating categories.)

    The Program will not follow a policy of seeking to concentrate its investments in any particular industry or industries but rather will attempt to purchase for the Portfolio the most attractive investments available on the market from time to time without regard to the industrial classification of the issuers thereof. Such policy may not be changed without the vote of a majority of the Shareholders.

OTHER PORTFOLIO STRATEGIES

    REPURCHASE AGREEMENTS. The Program may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury securities. Under such repurchase agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such periods. In the event of default by a bank or dealer under a repurchase agreement, the Program may suffer time delays and incur costs or possible losses in connection with such transactions.

    FORWARD COMMITMENTS. The Program may purchase U.S. Government securities and corporate debt obligations on a forward commitment basis and may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Program with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Program at the time of entering into the transaction. The Program will maintain a segregated account with its custodian of cash or liquid securities in an aggregate amount equal at all times to the amount of its commitments in connection with such delayed delivery and purchase transactions. The value of the security on the delivery date may be more or less than its purchase price due to fluctuating interest rates.

    FOREIGN SECURITIES. Up to 25% of the Program's total assets may be invested in debt obligations of foreign obligors, which may involve certain investment risks that are different from those of domestic issues. Such risks include future political and economic developments, foreign governmental restrictions and less publicly available information about a foreign obligor. Reference is made to the Statement of Additional Information for a more complete description of such risks.

    RESTRICTED SECURITIES. Up to 10% of the Program's total assets may be invested in "restricted securities." Investment in restricted securities may involve certain risks associated with such securities' lack of marketability. Sales of restricted securities may produce less favorable prices than the sale of unrestricted securities due to greater costs associated with these sales. Reference is made to the Statement of Additional Information for a more complete description of restricted securities.


INVESTMENT RESTRICTIONS


    The Program has adopted a number of restrictions and policies related to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Program's outstanding voting securities. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                           MANAGEMENT OF THE PROGRAM

DIRECTORS


    The Directors of the Program consist of six individuals, five of whom are not "interested persons" of the Program as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Directors of the Program are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Program annually.


    The Directors of the Program and their principal employment are as follows:


       ARTHUR ZEIKEL*--Chairman of the Adviser and its affiliate, Merrill Lynch
        Asset Management, L.P. ("MLAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services") and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").


       RONALD W. FORBES--Professor of Finance, School of Business, State
        University of New York at Albany.

       CYNTHIA A. MONTGOMERY--Professor of Competition and Strategy, Harvard
        Business School.


       CHARLES C. REILLY--Self-Employed Financial Consultant, Former Adjunct
        Professor, Columbia University Graduate School of Business.


       KEVIN A. RYAN--Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

       RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern
        School of Business Administration.

-------------------


    * Interested person, as defined in the Investment Company Act of 1940, of the Program.


ADVISORY AND ADMINISTRATION ARRANGEMENTS


    The investment adviser to the Program is FAM. The address of FAM is Box 9011, Princeton, New Jersey 08543-9011. FAM or its affiliate, Merrill Lynch Asset Management, L.P. ("MLAM"), acts as the investment adviser for more than 100 other registered investment companies. FAM or MLAM also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of February 1998, FAM and MLAM had a total of approximately $287 billion in investment company and other portfolio assets under management, including selected accounts of certain affiliates of FAM.


    FAM (the general partner of which is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) is itself a wholly-owned affiliate of Merrill Lynch & Co., Inc. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

    FAM, subject to the general supervision of the Program's Board of Directors, manages the Portfolio of the Program in accordance with its investment objectives and policies and furnishes to the Program investment advice. In addition, FAM together with the Administrators of the Program are responsible for the overall management of the Program's business affairs. The Administrators are Merrill Lynch, of which

FAM is an affiliate, Prudential, Dean Witter and Smith Barney. The Administrators perform certain management services necessary for the operation of the Program and provide all the office space, facilities and necessary personnel for such services. For the performance of these services, FAM pays the Administrators an aggregate monthly fee at the annual rate of 0.2% of the Program's average daily net assets. The fee so payable by the Adviser will be allocated among the Administrators in the following respective percentages:
Merrill Lynch, 48%; Prudential, 21%; Dean Witter, 21%; and Smith Barney, 10%.


    For the fiscal year ended December 31, 1997, FAM received advisory fees from the Program in the amount of $367,625 representing 0.50% of the Program's average daily net assets.



    The Program is obligated to pay certain expenses incurred in its operations, including, among other things, the investment advisory fee, legal and auditing fees, fees and expenses of unaffiliated Directors, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxy statements, shareholder reports, prospectuses and statements of additional information. For the fiscal year ended December 31, 1997, the Program's total expenses were $727,190 (representing .99% of its average net assets).



    Jay C. Harbeck and Christopher G. Ayoub serve as co-managers of the Program, primarily responsible for the Program's day-to-day management. Jay C. Harbeck has served as the Program's Portfolio Manager since January 1, 1992. He has served as First Vice President of MLAM since 1997 and Vice President of MLAM since 1986. Christopher G. Ayoub has served as co-manager of the Program since 1998. Chris has served as First Vice President of MLAM since 1998 and Vice President of MLAM since 1985.



    The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.


CODE OF ETHICS


    The Board of Directors of the Program has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act, which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Program's investment personnel.


    The Codes require that all employees of the Adviser preclear any personal securities investments (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading

"blackout periods" that prohibit trading by investment personnel of the Program within periods of trading by the Program in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                  REDEMPTION OF SHARES AND EXCHANGE PRIVILEGE

    REDEMPTION. Shareholders have the right to redeem their Shares at net asset value by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an "eligible guarantor institution" as such term is defined by Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Agent through the use of industry publications, together with a request for redemption at the office of the Agent, The Bank of New York, (P.O. Box 974, Wall Street Station, New York, New York 10286-0974). If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of Municipal Investment Trust Fund, Government Securities Income Fund, Corporate Income Fund, Defined Asset Funds, Equity Investor Fund or International Bond Fund (the "Unit Trusts") which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each Shareholder's signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to Shareholders or where the units of the Unit Trusts to be purchased are to be registered in names different from those of the registered owners of the Shares.


    The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the Shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender unless further postponement is permissible under the Investment Company Act by reason of closing of or restriction of trading on the New York Stock Exchange (the "NYSE"), or other emergency, as explained in the Statement of Additional Information.



    Any of the Administrators may accept orders from dealers with whom they have satisfactory agreements for the repurchase of Shares held by Holders. Repurchase orders received by the dealer prior to the close of business on the NYSE (generally 4:00 P.M., New York City time) on any business day and transmitted by the Administrator prior to the close of its business day (generally 4:00 P.M., New York City time) are redeemed at the price determined as of the close of business on the NYSE on such day. Repurchase orders received after the close of business on the NYSE on any business day are redeemed at a price determined as of the close of business on the NYSE on the next business day. It is the responsibility of the dealers to transmit orders so that they will be received by the Administrator prior to its close of business. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge by the Program for repurchases.


    Under certain circumstances, the Program reserves the right to redeem Shares in accounts of less than $500 upon 30 days' notice. For further information, see the Statement of Additional Information, "Redemption of Shares."

    EXCHANGE PRIVILEGE. Shareholders who have owned Shares for at least 60 days have an exchange privilege (the "Exchange Privilege") with shares of The Municipal Fund Accumulation Program, Inc. (the "Other Program"). Shares with an aggregate net asset value of at least $1,000 are required to qualify for the Exchange Privilege. Exchanges between the Program and the Other Program will be at their respective net asset values. The investment objectives of the Other Program differ from those of the Program, and Shareholders should obtain a currently effective prospectus for the Other Program before effecting any exchange.

    Exercise of the Exchange Privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The exchange privilege is available only to Shareholders residing in states where the Other Program is qualified for sale. A non-corporate Shareholder of the Program who exercises the Exchange Privilege may be required to certify to the Other Program his Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he wishes to avoid a 31% backup withholding tax on distributions made to him by such other Program.

    This Exchange Privilege may be modified or terminated at any time. The Program reserves the right to limit the number of times an investor may exercise the Exchange Privilege. To exercise the Exchange Privilege, a Shareholder should contact one of the Administrators, who will advise the Program and the Other Program of the exchange, or the Shareholder may write to the Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by a member firm of a national or regional stock exchange or any commercial bank or trust company. Shareholders with Shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Program reserves the right to require a properly completed Exchange Application.

                            TAXES AND DISTRIBUTIONS

    The Program has qualified and intends to continue to qualify for the special tax treatment applicable to "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Program qualifies as a "regulated investment company" and distributes to Shareholders 90% or more of its investment company taxable income (without regard to designated capital gain dividends), it will not be subject to federal income tax on such part of its net investment income or net realized capital gains, if any, as it distributes to Shareholders. The Program expects to distribute monthly substantially all of its net investment income, after expenses. Net realized capital gains, if any, will be distributed at least annually. Such distributions of net investment income and net realized capital gains will be reinvested in additional Shares in the Program unless the Shareholder elects to receive such distributions in cash. Distributions of net investment income to be reinvested in additional Shares, or to be received in cash if elected, will be made on the 15th day of the month, or the next succeeding business day if the 15th falls on a weekend or holiday, for the accounts of Shareholders of record on the preceding business day of such month.


    The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Program, if its does not distribute annually to its shareholders an amount equal to at least 98% of the investment company's ordinary income for the calendar year, plus at least 98% of the company's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any of the investment company's undistributed ordinary income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a regulated investment company does not meet the foregoing distribution requirements.

    Distributions to Shareholders of net investment income and net short-term capital gains, if any, including distributions which are reinvested in additional Shares in the Program will generally be taxable as ordinary income. Distributions reflecting net long-term capital gains (designated as such by the Program) will be taxable to Shareholders as long-term capital gains.

    Some Shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, Shareholders subject to backup withholding will be those for whom a certified Taxpayer Identification Number ("TIN") is not on file with the Program, or who, to the Program's knowledge, have furnished an incorrect TIN or with respect to whom the Internal Revenue Service has advised the Program that there must be backup withholding. When establishing an account, an investor must certify under penalties of perjury that the TIN is correct and that he is not subject to backup withholding.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action. The Statement of Additional Information sets forth additional information regarding other tax aspects of an investment in the Program.

    Dividends and capital gain distributions may also be subject to state and local taxes.

    Shareholders are urged to consult their own tax counsel or other tax advisers regarding specific questions as to federal, state or local taxes.

                             PORTFOLIO TRANSACTIONS

    The Program will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in debt securities are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions and the affiliates of the Adviser may act as brokers therein if the Program expects thereby to obtain the most favorable price and execution. However, since, as outlined in the Statement of Additional Information, the Program is prohibited from engaging in securities transactions with the affiliates of the Adviser acting as principal, it is not expected that any substantial amount of the Program's transactions will be effected through such affiliates. The Adviser is responsible for making Portfolio investment decisions on behalf of the Program and effecting Portfolio transactions with or through securities dealers, subject to the general supervision of the officers and directors of the Program.

                             ADDITIONAL INFORMATION


DETERMINATION OF NET ASSET VALUE


    The net asset value per Share of the Program is determined by dividing the net assets of the Program by the number of its outstanding Shares. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. The Program's securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal institutional-size trading units of such securities. The Program has made arrangements with Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of FAM to furnish to the Program and the Agent, on each day that the NYSE is open for trading immediately after the declaration of dividends, estimated values (as of 15 minutes after the close of business on the NYSE, generally 4:00 P.M., New York City time) of Portfolio securities for purposes of computation of net asset value of Shares. The Board has examined the methods to be used by MLSPS in estimating the value of Portfolio securities and believes that such methods will reasonably and fairly approximate the price at which Portfolio securities may be sold and will result in a good faith determination of the fair value of such securities; however, there is no assurance that the Portfolio securities can be sold at the prices at which they are valued. During the fiscal year ended December 31, 1997, the Program made payments of $4,798 to MLSPS for such service. For information concerning the method used by MLSPS to value Portfolio securities, see "Net Asset Value" in the Statement of Additional Information.


PERFORMANCE DATA

    The Program may from time to time include its average annual total return and yield in advertisements or information furnished to present or prospective shareholders. Both total return and yield figures are based on the Program's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission.

    Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

    Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

    The Program's average annual total return and yield will vary depending upon market conditions, the securities comprising the Program's Portfolio, the Program's operating expenses and the amount of net capital gains or losses realized by the Program during the period. An investment in the Program will fluctuate and an investor's Shares, when redeemed, may be worth more or less than their original cost.

    On occasion, the Program may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Program may include the Program's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Program's relative performance for any future period.

ORGANIZATION OF THE PROGRAM


    The Program, an open-end diversified management investment company registered under the Investment Company Act, was incorporated in Maryland on June 9, 1976. When issued, the Shares of the Program will be fully paid and non-assessable, have no preference, pre-emptive, conversion or similar rights and will be freely transferable.



    The Program does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Shares do not have cumulative voting rights and the holders of more than 50% of the Shares of the Program voting for the election of directors can elect all of the directors of the Program if they choose to do so and in such event the holders of the remaining Shares would not be able to elect any directors.


    For further information concerning the organization of the Program, see the Statement of Additional Information.

INDEPENDENT AUDITORS

    Deloitte & Touche LLP, Princeton, New Jersey, has been selected as the independent auditors of the Program and is responsible for auditing the annual financial statements of the Program.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

    The Bank of New York, New York, New York, acts as Custodian of the Program's assets and as its Transfer Agent and Dividend Disbursing Agent.

LEGAL COUNSEL


    Rogers & Wells LLP, New York, New York, is counsel for the Program and passes upon legal matters for the Program in connection with the Shares offered by this Prospectus.


REPORTS TO SHAREHOLDERS

    The fiscal year of the Program ends on December 31 of each year. The Program will send to its Shareholders at least semi-annually reports showing the Program's Portfolio and other information. An annual report containing financial statements, audited by independent auditors, will be sent to Shareholders each year.

ADDITIONAL INFORMATION


    This Prospectus does not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Commission.



    The Statement of Additional Information, dated April 16, 1998, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.


YEAR 2000 ISSUES



    Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

               THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
                          PRINCIPAL OFFICE OF THE FUND
                                    Box 9011
                        Princeton, New Jersey 08543-9011
                                 (609) 282-2000
                               INVESTMENT ADVISER
                          Fund Asset Management, L.P.
                                    Box 9011
                        Princeton, New Jersey 08543-9011
                                 (609) 282-2000
               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10007
                                 (800) 221-7771
                                 LEGAL COUNSEL
                               Rogers & Wells LLP
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                      ------------------------------------------
                                                                      PROSPECTUS
                                                --------------------------------

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PROGRAM. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                                      ------------------------------------------
                                                                           INDEX
                                                --------------------------------


                                                     PAGE
                                                  -----------
FEE TABLE.......................................           2
FINANCIAL HIGHLIGHTS............................           3
THE PROGRAM.....................................           4
INVESTMENT OBJECTIVES AND POLICIES..............           6
MANAGEMENT OF THE PROGRAM.......................           9
REDEMPTION OF SHARES AND EXCHANGE PRIVILEGE.....          11
TAXES AND DISTRIBUTIONS.........................          12
PORTFOLIO TRANSACTIONS..........................          13
ADDITIONAL INFORMATION..........................          13


                   ------------------------------------------


                                                                             THE
                                                                       CORPORATE
                                                                            FUND
                                                                      INVESTMENT
                                                                    ACCUMULATION
                                                                         PROGRAM
                                                      --------------------------
                                                 PROSPECTUS DATED APRIL 16, 1998

                                          --------------------------------------

                                                                        BOX 9011
                                                PRINCETON, NEW JERSEY 08543-9011
                                                                  (609) 282-2000

                               THE CORPORATE FUND
                        INVESTMENT ACCUMULATION PROGRAM
           ---------------------------------------------------------



Shares of                                    Statement of Additional Information
Common Stock                                                Dated April 16, 1998

--------------------------------------------------------------------------------


    The Corporate Fund Accumulation Program, Inc. (the "Program") is an open-end management investment company whose primary objective is to obtain a high level of current income through investment in a diversified portfolio (the "Portfolio"), of long- and intermediate-term corporate debt obligations. Shares of the Program are offered without sales charge to the holders of Units of certain series of Unit Investment Trusts described in the Prospectus in order to provide a means for the automatic reinvestment of distributions of interest or dividend income and capital gains and principal on such Units in Shares of the Program on the Terms and Conditions of Participation set forth in the Prospectus. The address of the Program is Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.


                              -------------------
                               INVESTMENT ADVISER

                          FUND ASSET MANAGEMENT, L.P.
                                 ADMINISTRATORS
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                               SMITH BARNEY INC.
                             ---------------------


    This Statement of Additional Information of the Program is not a prospectus and should be read in conjunction with the Prospectus of the Program (the "Prospectus") dated April 16, 1998, which has been filed with the Securities and Exchange Commission and can be obtained without charge by calling or by writing the Program at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objective of the Program is to provide a high level of current income to its Shareholders through investment in the Portfolio which is comprised of long- and intermediate-term fixed-interest bearing debt obligations issued primarily by corporations. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Program.

OTHER PORTFOLIO STRATEGIES

    FOREIGN SECURITIES. Up to 25% of the Program's total assets (taken at current value) may be invested in debt obligations of foreign obligors, which may involve investment risks that are different from those of domestic issues, including future political and economic developments and the possible imposition of withholding taxes on interest income, exchange controls or other foreign governmental restrictions. In addition, it may be more difficult to enforce a judgment against a foreign obligor, there may be less publicly available information about a foreign obligor than about a domestic issuer, and foreign obligors are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The foregoing percentage limitation shall not be considered to be violated unless a violation occurs immediately after and as a result of an acquisition of securities.


    RESTRICTED SECURITIES. Up to 10% of the Program's total assets (taken at current value) may be invested in "restricted securities." Such securities are acquired in private placement transactions, directly from the issuer or from security holders, frequently at higher yields than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold by the Program only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"). Private sales require negotiations with one or more purchasers and may produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act and may involve the payment of underwriting commissions. Accordingly, the proceeds from the sale of restricted securities may be less than the proceeds from the sale of securities of the same class which are freely marketable. The foregoing percentage limitation shall not be considered to be violated unless a violation occurs immediately after and as a result of such acquisition of securities.



    REPURCHASE AGREEMENTS. The Program may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury securities. A repurchase agreement is an instrument under which the purchaser (i.e., the Program) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be collateralized loans by the Program under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Program will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Program but only to constitute collateral for the seller's obligation to pay the repurchase price and in the event of a default by the seller, the

Program may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into for periods not to exceed 30 days and only with respect to obligations in which the Program may otherwise invest. Management of the Program does not intend to enter into repurchase agreements with greater than seven days maturity, if, at the time of such investment, more than 10% of the total assets of the Program would be so invested.

    FORWARD COMMITMENTS. U.S. Government securities and corporate debt obligations may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis at fixed-purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Program enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Program's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Program will be established with The Bank of New York (90 Washington Street, 12th Floor, New York, New York 10286), the custodian (the "Custodian") and agent (the "Agent") for the Program, consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of its commitment in connection with such delayed delivery and purchase transactions. Although the Program will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Program may dispose of a commitment prior to settlement if the investment adviser to the Program, Fund Asset Management, L.P. (the "Adviser") deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Program will enter into forward commitment or delayed delivery arrangements only with respect to securities in which it may otherwise invest as described under "Investment Objectives and Policies" in the Prospectus.


    The Program may invest in collateralized mortgage obligations ("CMOs"), which are mortgage pass-through securities collateralized by mortgage pools. CMOs are issued in several classes with different maturities by governmental or non-governmental entities such as banks and other mortgage lenders. Many issuers or servicers of CMOs guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Although certain CMOs technically may be regarded as investment companies under the Investment Company Act, they will not be regarded as investment companies for purposes of the investment restriction set forth in clause (7) on page 4.


    PORTFOLIO MANAGEMENT AND TURNOVER RATE--The Program will attempt to attain its investment objectives by careful initial selection of obligations with a view to holding them for investment. However, the Program reserves the right to sell Portfolio obligations whenever it deems such action advisable to maintain competitive yields or to protect capital in the event the business of an issuer has deteriorated or, in the opinion of the Adviser, is likely to deteriorate or when the period of time to maturity on Portfolio securities has shortened to such an extent as to make it undesirable, in the opinion of the Adviser, to retain such securities in the Portfolio or when it believes that it is desirable for defensive purposes and in anticipation of a rise in interest rates to sell Portfolio securities and invest the proceeds temporarily in short-term obligations which have credit characteristics, in the opinion of the Adviser, similar to those provided for other Portfolio securities. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales (not including purchases or sales of short-term obligations and subsequent reinvestments in long- or intermediate-term Portfolio securities as described above) of Portfolio securities for the year by the monthly average value of Portfolio securities. For the fiscal years ended December 31, 1997 and 1996, the Portfolio turnover rates were 90% and 77%, respectively.


                            INVESTMENT RESTRICTIONS

    The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program's outstanding voting securities present at a meeting if the holders of more than 50% of such outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program's outstanding voting securities.

    The Program will not:

         (1) invest in securities or other investments other than long- and intermediate-term fixed interest bearing debt obligations and temporary investments (see "Investment Objectives and Policies" in the Program's Prospectus);

         (2) purchase securities on margin (but the Program may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), make short sales of securities, maintain a short position or write or purchase put or call options;

         (3) borrow money, except from banks as a temporary measure for emergency purposes, where such borrowings would not exceed 5% of its total assets (taken at current value);

         (4) pledge assets except to secure indebtedness permitted by (3) above, with pledged assets to be no more than 10% of its total net assets (taken at current value);

         (5) purchase any security if as a result (a) more than 25% of the Program's total assets (taken at market value at the time of each investment) would be invested in a single industry, (utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; also, banking and finance will be considered two different industries for purposes of this restriction), (b) more than 5% of the Program's total assets (taken at current value) would be invested in securities of the issuer thereof (other than securities issued or guaranteed by the United States government), (c) the Program would hold more than 10% of any class of securities of the issuer thereof (taking all debt issues as a single class) or more than 10% of the voting securities of the issuer thereof or (d) more than 20% of the Program's total assets (taken at current value) would be invested in securities of other than corporate issuers (for purposes of this restriction, securities issued by supra-national organizations and agencies of foreign governments, in each case if organized as a corporation, will be considered securities offered by corporate issuers);

         (6) invest for the purpose of exercising control over or management of any company;

         (7) invest in securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction approved by the Program's Shareholders;

         (8) make investments in oil, gas or other mineral exploration programs, commodities, commodity contracts or real estate, although the Program may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         (9) act as an underwriter except as it may be deemed such in a sale of restricted securities;

        (10) purchase a restricted security if as a result more than 10% of the Program's total assets (taken at current value) would be invested in restricted securities;

        (11) purchase a security issued by an obligor which is not incorporated in the United States or any state thereof if as a result more than 25% of the Program's total assets (taken at current value) would be invested in such securities;

        (12) participate on a joint (or a joint and several) basis in any trading account in securities (the "bunching" of orders for the sale or purchase of Portfolio securities with other funds or accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution not being considered participation in a trading account in securities);

        (13) purchase or retain securities of an issuer if, to the knowledge of the Program, an officer or director of the Program or the Adviser owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such directors and officers owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;

        (14) purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations if as a result more than 5% of the total assets of the Program (taken at current value) would be invested in such securities; or

        (15) make loans, except that the Program may (a) purchase obligations in private placements (the purchase of obligations in other situations not being considered the making of a loan), and (b) make loans of up to 33 1/3% of its portfolio securities.

    Except in the case of the restriction set forth in clause (13), the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

    For purposes of the investment restrictions set forth in clause (8), the term "exploration programs" includes oil, gas or other mineral leases, as well as exploration programs.


    LENDING OF PROGRAM SECURITIES. Subject to investment restriction (15) above, the Program may from time to time lend securities from its Portfolio to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Program. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Program will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Program may pay reasonable fees to persons unaffiliated with the Program for services in arranging such loans. In the event of a default by the borrower, the Program may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.


                         INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement (the "Agreement"), the Adviser has agreed, subject at all times to the Board, to
(1) manage the Portfolio of the Program in accordance with its investment objectives and policies and furnish to the Program investment advice and (2) (a) assist in supervising all aspects of the Program's operations including coordinating all matters relating to the functions of the Agent, Custodian and other parties performing operational functions for the Program;
(b) provide the Program, at the Adviser's expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program, including duties in connection with Shareholder relations, reports, redemption requests and account adjustments and the maintenance of certain non-accounting Program books and records; (c) provide the Program, at the Adviser's expense, with adequate office space and related services; (d) supervise and administer the operation of the Exchange Privilege referred to in "Redemption of Shares and Exchange Privilege" in the Program's Prospectus; and (e) to the extent required by then current federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares (a regulation permits investment companies to pay such expenses only when an agreement to that effect has been approved by shareholders and subject to various other conditions). In return the Program has agreed to pay a fee each month to the Adviser at the annual rate of 0.5% of the value of the Program's average daily net assets from the beginning of the year to the end of such month.


    The Program pays all the other costs and expenses incurred in connection with its organization and operations, including: fees of the program agent, transfer agent, custodian and dividend disbursing agent; costs of printing and mailing stock certificates, shareholder reports, proxy materials and (except to the extent borne by the Adviser or the Administrators) prospectuses and statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under federal [and state] securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation net asset value); interest, brokerage costs, insurance and taxes. Accounting services are provided for the Program by the Adviser, and the Program reimburses the Adviser for its costs in connection with such services. For the fiscal year ended December 31, 1997, such reimbursement amounted to $45,195. For the fiscal years ended December 31, 1995, 1996 and 1997, the advisory fees paid by the Program to the Adviser aggregated $415,822, $405,367 and $367,625, respectively.


    The Agreement provides that the use of the name "The Corporate Fund Investment Accumulation Program" by the Program is non-exclusive and that the Adviser may allow other persons, including other investment companies, to use the name. The name may also be withdrawn by the Adviser, in which event the Adviser has agreed to present the question of continuing the Agreement to a vote of the Shareholders.


    The Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Program's Shares or (ii) by the Board and, in each case, by the vote of a majority of those directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. It was approved by Shareholders on June 5, 1987 and by the Board (including all of the non-interested directors) on March 11, 1998. The Agreement provides that the Adviser shall have no liability to the Program or any Shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part or from reckless disregard by the Adviser of its obligations and duties under the Agreement. The Agreement automatically terminates upon its assignment, is terminable, without penalty, by the Board or by vote of the holders of a majority of the Shares on 60 days' notice to the Adviser and by the Adviser on 90 days' notice to the Program. The Adviser's right to terminate could operate to the disadvantage of or work a hardship on the Program.

    THE ADVISER-- The Adviser to the Program is FAM (the general partner of which is Princeton Services Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc.), which is itself a wholly-owned subsidiary of Merrill Lynch & Co., Inc. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Merrill Lynch & Co., Inc. has its principal place of business at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc. a subsidiary of ML & Co.



    The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co., and an affiliate of the Investment Adviser pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.


    The Agreement is non-exclusive, and the Adviser, as well as certain of its affiliates, is in the business of furnishing investment advice to individuals, institutional clients and other investment companies, including other investment accumulation programs. The fees charged to these clients vary in accordance with the type of client and services rendered. Merrill Lynch, an affiliate of the Adviser, is engaged in the underwriting, securities and commodities brokerage business and is a member organization of the New York Stock Exchange, other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Adviser, is an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc. and is engaged in the investment advisory business.

    Securities held by the Program may also be held by other funds or accounts for which the Adviser acts as adviser or by its investment advisory clients. If purchases or sales of securities for the Program or other funds or accounts for which it acts or for their clients arise for consideration at or about the same time, the Adviser will attempt, subject to applicable laws and regulations, to allocate equitably portfolio transactions among the Program and the portfolios of its other investment funds or accounts whenever decisions are made to purchase or sell securities for the Program and one or more of such other funds or accounts simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Program and such other funds and accounts, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Program and such other funds and accounts, the size of investments held by the Program and such other funds and accounts, and opinions of the persons responsible for recommending investments to the Program and such other funds and accounts. While this procedure could have a detrimental effect on the price and amount of the securities available to the Program from time to time, it is the opinion of the Board that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

    ADMINISTRATION AGREEMENT--The Adviser has entered into an agreement (the "Administration Agreement") with the Administrators for the performance by them, at their expense, on behalf of the Adviser of the administrative functions described in clause (2) of the first paragraph under "Investment Advisory Agreement" which the Adviser is obligated to perform and has agreed to pay to the Administrators an aggregate monthly fee at the annual rate of 0.2% of the value of the Program's average daily net assets from the beginning of the year to the end of such month. The fee so payable by the Adviser will be allocated among the Administrators in the following respective percentages: Merrill Lynch, 48%; Prudential, 21%; Dean Witter, 21%; and Smith Barney, 10%.

    Merrill Lynch has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Program and the Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder and cannot agree as to which Administrators shall continue to act as Administrators, then Merrill Lynch shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators. In addition, the Administration Agreement is terminable, without penalty, by the Adviser on 60 days' notice to the Administrators and by the Administrators, acting as a group, on 90 days' notice to the Adviser. The Administrators' right to terminate could operate to the disadvantage of or work a hardship on the Program.

    The Administration Agreement is non-exclusive, and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered. Each of the Administrators has acted as sponsor of a number of series of the Corporate Income Fund, the Municipal Income Fund, the Municipal Investment Trust Fund, Liberty Street Trust (Corporate Monthly Payment Series or Municipal Monthly Payment Series) or the International Bond Fund and other series of these unit investment trust investment companies and proposes to act in the future as a sponsor of new series thereof. Each of the Administrators has also acted as principal underwriter and managing underwriter of other investment companies. Each Administrator, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

                             DIRECTORS AND OFFICERS

    Responsibility for the Program's management rests with the Board, which meets at least quarterly to oversee the implementation of the Program's investment policies and which must approve the renewal of the Agreement. The Directors and Officers of the Program, their ages, and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive Officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


NAME                                              CAPACITY                               ADDRESS
------------------------------------  --------------------------------  -----------------------------------------
Arthur Zeikel* (65)                   President and Director(1)(2)      800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Chairman of Fund Asset Management, L.P. ("FAM" or the "Adviser") (which term as used herein includes its corporate predecessors) since 1997; Chairman of Merrill Lynch Asset Management, L.P. ("MLAM")
     (which term as used herein includes its corporate predecessors) since 1997; President of FAM and MLAM from
     1977 to 1997; Chairman and Director of Princeton Services, Inc. ("Princeton Services") since 1997; Director thereof since 1993 and President from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc.
     ("ML & Co.") since 1990.

Ronald W. Forbes (57)                 Director(2)                       1400 Washington Avenue
                                                                        Albany, New York 12222

  OCCUPATION: Professor of Finance, School of Business, State University of New York at Albany since 1989;
     Member, Task Force on Municipal Securities Markets, Twentieth Century Fund.

Cynthia A. Montgomery (45)            Director(2)                       Harvard Business School
                                                                        Soldiers Field Road
                                                                        Boston, Massachusetts 02163

  OCCUPATION: Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellog Graduate School of
     Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business
     Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and
     Director of Newell Co. since 1995.

Charles C. Reilly (66)                Director(2)                       9 Hampton Harbor Road
                                                                        Hampton Bays, New York 11946

  OCCUPATION: Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus
     Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to
     1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct
     Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable
     Television since 1986.

Kevin A. Ryan (65)                    Director(2)                       127 Commonwealth Avenue
                                                                        Chestnut Hill, Massachusetts 02167

  OCCUPATION: Founder, current Director and Professor of The Boston University Center for Advancement of Ethics
     and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of
     The University of Chicago, Stanford University and Ohio State University.

NAME                                              CAPACITY                               ADDRESS
------------------------------------  --------------------------------  -----------------------------------------
Richard R. West (60)                  Director(2)                       Box 604
                                                                        Genoa, Nevada 89411

  OCCUPATION: Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New
     York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexanders Inc. (real estate holding company).

Terry K. Glenn (57)                   Executive Vice President(1)(2)    800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Executive Vice President of the Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991;
     President of Princeton Administrators, L.P. since 1988.

Joseph T. Monagle, Jr. (49)           Senior Vice President(1)(2)       800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Director since 1998. Senior Vice President of the Adviser and MLAM since 1990; Vice President of
     MLAM from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

Jay C. Harbeck (63)                   Senior Vice President(1)(2)       800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Vice President of MLAM since 1986 and Fixed Income Portfolio Manager since 1986.

Christopher G. Ayoub (42)             Senior Vice President(1)(2)       800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: First Vice President of MLAM since 1998. Vice President of MLAM from 1985 to 1998.

Donald C. Burke (37)                  Vice President(1)(2)              800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997 and Director of
     Taxation since 1990.

Gerald M. Richard (48)                Treasurer(1)(2)                   800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Senior Vice President and Treasurer of the Adviser and MLAM since 1984; Senior Vice President and
     Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981; Treasurer since
     1984 and employee of the Distributor since 1978.

Susan B. Baker (40)                   Secretary(1)(2)                   800 Scudders Mill Road
                                                                        Plainsboro, New Jersey 08536

  OCCUPATION: Vice President of the Adviser since 1993; attorney associated with the Adviser since 1987.


-------------------


(1) Interested person, as defined in the Investment Company Act, of the Program.


(2) The Directors and officers of the Program are Directors or officers of certain other investment companies for which the Adviser or MLAM acts as investment adviser.

    Set forth below is a chart showing the aggregate compensation paid by the Program to each of its Directors for the fiscal year ended December 31, 1997 and, for the calendar year ended December 31, 1997, the total compensation paid to each Director of the Program by the Program and by other investment companies advised by the Adviser or MLAM for their services as Directors or Trustees of such investment companies.



                                                                                                      TOTAL
                                                                               PENSION OR         COMPENSATION
                                                                           RETIREMENT BENEFITS  FROM PROGRAM AND
                                                  AGGREGATE COMPENSATION     ACCRUED AS PART      FUND COMPLEX
NAME OF DIRECTOR                                     FROM THE PROGRAM      OF PROGRAM EXPENSES  PAID TO DIRECTORS
------------------------------------------------  -----------------------  -------------------  -----------------
Ronald W. Forbes(1).............................         $   2,300                None             $   153,500
Cynthia A. Montgomery(1)........................         $   2,300                None             $   153,500
Charles C. Reilly(1)............................         $   3,300                None             $   313,000
Kevin A. Ryan(1)................................         $   2,300                None             $   153,500
Richard R. West(1)..............................         $   2,300                None             $   299,000


-------------------


(1) The Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (29 registered investment companies consisting of 42 portfolios), Ms. Montgomery (29 registered investment companies consisting of 42 portfolios), Mr. Reilly (47 registered investment companies consisting of 60 portfolios), Mr. Ryan (29 registered investment companies consisting of 42 portfolios) and Mr. West (47 registered investment companies consisting of 60 portfolios).


    The Program has an Audit Committee consisting of all the directors of the Program who are not interested persons of the Program.


    REMUNERATION OF OFFICERS AND DIRECTORS--On March 31, 1998, shares of the Program owned by all officers and directors of the Program as a group aggregated less than 1% of the total of such shares then outstanding. The Program pays each non-affiliated director an annual fee of $800 plus $100 per quarterly meeting attended and an annual fee of $300 for serving on the Program's Audit Committee, except for the Chairman of the Audit Committee who receives an annual fee of $1,000. The Program will also pay the out-of-pocket expenses of such directors relating to attendance at Meetings. For the fiscal year ended December 31, 1997, such fees and expenses to the five non-affiliated directors of the Program aggregated $13,347.


                                NET ASSET VALUE


    The net asset value per Share of the Program is determined by dividing the net assets of the Program by the number of its outstanding Shares. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board to establish standards for the valuation of the Portfolio securities for purposes of determining net asset value of the Program. The Program has made arrangements with Merrill Lynch Securities Pricing Service ("MLSPS") to furnish to the Program and the Agent, on each day that the New York Stock Exchange (the "NYSE") is open for trading immediately after the declaration of dividends, estimated values (as of 15 minutes after the close of business on the NYSE, generally 4:00 P.M., New York City time) of Portfolio securities for purposes of computation of net asset value of the Shares. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board has examined the methods to be used by the pricing services in estimating the value of Portfolio securities and believes that such methods will reasonably and fairly approximate the price at which Portfolio securities may be sold and will result in a good faith determination of the fair value of such securities; however, there is no assurance that the Portfolio securities can be sold at the prices at which they are valued.


    Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

                              REDEMPTION OF SHARES


    The right of redemption may be suspended during any period when the NYSE is closed, other than customary weekend and holiday closings; when trading on such exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.


    The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one Shareholder up to the lesser of $250,000 or 1% of the Program's net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board determines that liquidation of the Program's holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining Shareholders, such payment may be made in whole or in part in Portfolio securities. The value of any Portfolio securities distributed in payment for tendered Shares will be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If securities rather than cash are distributed, the Shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these securities.

    Due to the high cost of maintaining Shareholder accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the Shareholder), if at any time the total investment of such Shareholder does not have a net asset value of at least $500 due to Shareholder redemptions and the Shareholder owns no Units or has elected that no distributions on any Units owned by such Shareholder be invested in Shares. Before any such redemption is effected, the Shareholder will be given 30 days' notice, during which period he will be entitled to elect to have distributions on Units owned by such Shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

                            TAXES AND DISTRIBUTIONS

    Reference is made to "Taxes and Distributions" on page 12 of the Prospectus.


    Distributions to Shareholders of net investment income and net short-term capital gains, if any, including distributions which are reinvested in additional Shares of the Program will be taxable as ordinary income to such Shareholders. To the extent that such distributions of interest and net short-term capital gains, if any, to a Shareholder during any year are in excess of that Shareholder's share of the Program's current and accumulated earnings and profits, the amount of such distributions will be treated as a return of capital and will reduce the Shareholder's basis in his Shares. To the extent such distributions exceed the Shareholder's basis, they will be taxed as gain on the sale or exchange of the Shares (generally, capital gain), long-term if the Shareholder has held his Shares as a capital asset for more than eighteen months. Distributions which are taxable as ordinary income to Shareholders will constitute dividends for federal income tax purposes; however, it is anticipated that most if not all of such distributions will not qualify for the 70% dividends-received deduction for corporations.



    Distributions reflecting net long-term capital gains (designated as such by the Program) will be taxable to Shareholders as long-term capital gains at a maximum rate of 28% for non-corporate Shareholders and a maximum rate of 35% for corporate Shareholders, regardless of the length of time a Shareholder has held his Shares. In the event of the redemption of Shares, gain, if any, reflecting accrued but undistributed net interest income thereon may be subject to taxation as (depending on the length of time the Shareholder has held the redeemed Shares) long-, mid- or short-term capital gains. The federal tax status of each year's distributions will be reported to Shareholders.


    Dividends declared by the Fund in October, November or December of any year and made payable to Shareholders of record in such month will be deemed to be received on December 31 of such year if actually paid during the following January.

    If a Shareholder's holding period in his Shares is six months or less, any capital loss realized from a sale or exchange of such Shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such Shares.

    Dividends may be subject to a 30% United States withholding tax under the existing provisions of the Code applicable to foreign individuals and trusts, estates, partnerships and corporations unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

    STATE AND LOCAL TAXES--Distributions by the Program may also be subject to state and local taxation.

    State and local taxing authorities may enact legislation which may require the Program to withhold a portion of dividends paid or credited to Shareholders.

                             PORTFOLIO TRANSACTIONS


    While there is no undertaking or agreement to do so, the Adviser may allocate securities transactions among various dealers on the basis of supplementary statistical and research information and price quotation and other services furnished to the Program or the Adviser. Such statistical and research information may be used by the Adviser in providing investment advice for all of the accounts which it manages, and it is not possible to relate the benefits of such information to any particular account. The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Program without such information from dealers. However, the Adviser considers access to such information to be an important element of financial management. While such information is considered useful, its value is not determinable and the Adviser does not feel that such information reduces its expenses. In implementing the above policies, the Program will not offset brokerage commissions paid to the affiliates of the Adviser, if any, against advisory fees payable to the Adviser, nor will it attempt to offset brokerage commissions payable to other brokers which effect Portfolio transactions for the Program. The Board has considered the propriety of seeking such offsets and has determined that it is in the best interest of the Program not to seek such offsets at this time and that it will reconsider this determination in the future at least annually. The Program may effect Portfolio transactions conducted on an agency basis through affiliates of the Adviser provided that, in the judgment of the Adviser, more favorable prices or executions are not obtainable elsewhere. During its fiscal years ended December 31, 1995, 1996 and 1997 the Program did not pay any brokerage commissions.


    The Program is prohibited from engaging in certain transactions involving the Adviser or any of its affiliates. Prohibited transactions include portfolio transactions with affiliates of the Adviser acting as principal. In underwritten offerings in which such affiliates participate as an underwriter, the Program may only purchase securities from a member of the underwriting or selling group not affiliated with the Program or the Adviser, and subject to various other conditions. An affiliate of the Adviser acts as an underwriter in a substantial number of underwritten offerings of obligations. While the Program's inability to purchase obligations from affiliates of the Adviser acting as principal or, except in the limited circumstances permitted by the applicable Securities and Exchange Commission rules, in underwritten offerings in which such affiliates are involved, will limit the number of underwritten offerings in which the Program can purchase obligations and may have an adverse effect upon the ability of the Program to obtain best price in the purchase of obligations, the Program does not anticipate that this will materially interfere with its ability to purchase obligations in accordance with the investment objectives and policies referred to above.

                                PERFORMANCE DATA

    The Program may from time to time include its average annual total return and yield in advertisements or information furnished to present or prospective shareholders. Set forth below is the Program's average annual total return information for the periods indicated:


                                              YEAR ENDED        5-YEAR PERIOD ENDED    10-YEAR PERIOD ENDED
                                           DECEMBER 31, 1997     DECEMBER 31, 1997       DECEMBER 31, 1997
                                          -------------------  ---------------------  -----------------------
Average Annual
  Total Return (a)......................            8.30%                 6.93%                   8.42%


---------

 (a) Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

    The Program may supplement this Statement of Additional Information with yield quotations to comply with certain regulations issued by the Securities and Exchange Commission with respect to the advertisement of performance. Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

                              GENERAL INFORMATION

    DESCRIPTION OF SHARES--The Program is authorized to issue a total of 50,000,000 Shares of $.01 par value each. There is no limitation on the sales charge, if any, at which the Shares may be offered or the types of investors to whom offerings may be made. Shares are fully paid and non-assessable when issued, have no pre-emptive, conversion or exchange rights and are transferable without restriction. Each Share entitles the holder to one vote at all meetings of shareholders. Cumulative voting is not permitted. Thus the holders of more than 50% of the Shares voting for the election of the Directors can elect all of the Directors of the Program if they choose to do so and in such event the holders of the remaining Shares would not be able to elect any Directors. Holders of Shares are entitled to participate equally in dividends and distributions, and, in addition, in the event of the distribution or liquidation of the Program the holders of Shares will be entitled to participate equally in any assets of the Program. Unless requested to do so by a Shareholder, the Program will not ordinarily issue certificates representing Shares but will instead establish for each Shareholder through the Agent an account under which such Shares are held for safekeeping.


    AUDITORS AND FINANCIAL STATEMENTS--Deloitte & Touche LLP, independent auditors for the Program, have audited the statement of assets and liabilities, including the schedule of investments, of the Program as of December 31, 1997 and the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period ended December 31, 1997 and the financial highlights for each of the years in the five year period ended December 31, 1997 as stated in their report appearing herein, and such financial statements have been included herein in reliance upon such report given upon the authority of that firm as experts in accounting and auditing. The Program will issue to Shareholders semi-annual and annual reports containing financial statements including information relating to net asset value per share and income and expense.



    LEGAL COUNSEL--Rogers & Wells LLP, New York, New York, is counsel for the Program.


                       RATINGS OF CORPORATE OBLIGATIONS*

    STANDARD & POOR'S--AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C--The rating C is reserved for income bonds on which no interest is being paid.

    D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

    Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    FITCH--AAA rated bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

-------------------
*As described by the rating companies themselves.

    AA rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A rated bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

    BB rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

    B rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

    CCC rated bonds may have certain characteristics which, with the passing of time, could lead to the possibility of default on either principal or interest payments.

    CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

    C rated bonds are in actual or imminent default in payment of interest or principal.

    DDD, DD, D rated bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

    + (Plus) or - (Minus) signs after bond and preferred stock rating symbols (from "AA" to "B") indicate relative standing within a rating category. They are refinements more closely reflecting strengths and weaknesses and are not to be used as trend indicators.

    MOODY'S--Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
The Corporate Fund Accumulation Program:



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 1997, the results of its operations, and the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 9, 1998

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                        December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    US Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
US Government                                       US Treasury Bonds:
Obligations--       AAA       Aaa      $ 500,000       6.50% due 11/15/2026..........................    $  494,197      $  533,750
2.1%                AAA       Aaa        400,000       6.625% due 2/15/2027..........................       409,143         434,248
                    AAA       Aaa        500,000       6.375% due 8/15/2027..........................       514,365         527,345
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Total US Government Obligations--2.1%............     1,417,705       1,495,343
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes
-----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed        AAA       Aaa      2,000,000    First Bank Corporate Card Securities Master
Securities+--                                       Trust, 6.40% due 2/15/2003.......................     1,997,891       2,016,240
2.8%
-----------------------------------------------------------------------------------------------------------------------------------
Banks &             A+        Aa3      2,000,000    BankAmerica Corp., 7.125% due 5/12/2005..........     1,978,635       2,075,020
Thrifts--10.6%      A         A2         400,000    First Chicago Corp., 8.875% due 3/15/2002........       435,647         437,640
                    A-        A2       2,000,000    First Interstate Bancorp, 9.90% due 11/15/2001...     2,214,217       2,244,920
                    BBB       A2         750,000    Fleet Capital Trust II, 7.92% due 12/11/2026.....       743,337         790,995
                    A-        A3       1,000,000    HSBC Americas Inc., 7% due 11/01/2006............       992,571       1,017,370
                    BBB+      A2       1,000,000    Mellon Capital II, 7.995% due 1/15/2027..........       954,629       1,073,620
                                                                                                        -----------      ----------
                                                                                                          7,319,036       7,639,565
-----------------------------------------------------------------------------------------------------------------------------------
Financial           BBB+      A3       2,000,000    Applied Materials Inc., 7.125% due 10/15/2017....     2,029,091       2,031,400
Services--          A         A3         500,000    Chrysler Corporation, 7.45% due 3/01/2027........       497,637         534,530
Captive--11.4%      A         A3       1,000,000    Chrysler Financial Corp., 9.50% due 12/15/1999...     1,060,246       1,061,960
                    A         A1       1,000,000    Ford Motor Credit Co., 7.75% due 3/15/2005.......       999,342       1,072,910
                    A-        A3       1,000,000    General Motors Acceptance Corp., 6.625%
                                                    due 10/01/2002...................................       998,776       1,013,730
                    AA+       Baa2     1,500,000    McDonnell Douglas Financial Corp., 6.13%
                                                    due 12/23/1998...................................     1,498,318       1,482,480
                    A         A2       1,000,000    Weyerhaeuser Co., 7.25% due 7/01/2013............     1,041,858       1,047,950
                                                                                                        -----------      ----------
                                                                                                          8,125,268       8,244,960
-----------------------------------------------------------------------------------------------------------------------------------
Financial           A         A2       1,000,000    Beneficial Corporation, 6.80% due 9/16/2003......     1,000,000       1,014,631
Services--          A+        A1       1,000,000    Commercial Credit Corp., 6% due 4/15/2000........       986,082         995,700
Consumer--                                          Equitable Life Assurance Society of the US++:
6.3%                A         A2         500,000       6.95% due 12/01/2005..........................       476,513         509,090
                    A         A2       1,000,000       7.70% due 12/01/2015..........................       993,591       1,070,719
                    A-        Baa1     1,000,000    Finova Capital Corp., 6.55% due 11/15/2002.......     1,002,632       1,010,480
                                                                                                        -----------      ----------
                                                                                                          4,458,818       4,600,620
-----------------------------------------------------------------------------------------------------------------------------------
Financial           A         A2         500,000    Bear Stearns Companies, Inc., 6.70%
Services--                                          due 8/01/2003....................................       468,039         505,230
Other--10.7%        A+        A1       2,000,000    Dean Witter, Discover & Co., 6.75%
                                                    due 8/15/2000....................................     1,996,044       2,027,520
                    AA        Aa2        750,000    MBIA, Inc., 7.15% due 7/15/2027..................       748,191         795,563
                    BBB+      Baa1     1,000,000    PaineWebber Group Inc., 8.875%
                                                    due 3/15/2005....................................       997,069       1,119,120
                    A         A2       1,000,000    Salomon Smith Barney Holdings, Inc., 7.375%
                                                    due 5/15/2007....................................     1,000,624       1,047,710
                    AA-       Aa3      2,000,000    Travelers Corp. (The), 7.875% due 5/15/2025......     2,027,149       2,236,540
                                                                                                        -----------      ----------
                                                                                                          7,237,116       7,731,683
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                            December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes (continued)
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--        AA-       Aa3   $1,500,000    Archer-Daniels-Midland Company, 7.125%
Consumer                                          due 3/01/2013......................................   $ 1,569,278     $ 1,585,455
Goods--16.7%        A+        A1     2,000,000    Bass America, Inc., 6.625% due 3/01/2003...........     1,934,226       2,030,860
                    A         A2       481,262   +Disney Enterprises Inc., 6.85% due 1/10/2007++.....       480,973         489,357
                    A         A2       500,000    J.C. Penney Company, Inc., 7.95%
                                                  due 4/01/2017......................................       551,692         559,030
                    AAA       Aaa    2,000,000    Johnson & Johnson, 8.72% due 11/01/2024............     2,018,646       2,298,800
                    A         A2     1,125,000    May Department Stores Company (The),
                                                  10.625% due 11/01/2010.............................     1,334,625       1,507,286
                    A         A2     1,000,000    Philip Morris Companies, Inc., 9%
                                                  due 1/01/2001......................................     1,011,625       1,068,440
                    A-        A2     1,500,000    Sears, Roebuck & Co., 6.25% due 1/15/2004..........     1,483,637       1,491,720
                    A         A2     1,000,000    Walt Disney Co. (Class B), 6.75% due 3/30/2006.....     1,025,108       1,032,090
                                                                                                        -----------      ----------
                                                                                                         11,409,810      12,063,038
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--        AA        Aa2    1,500,000    BP America, 9.375% due 11/01/2000..................     1,601,038       1,625,100
Energy--5.1%        AA-       A1     1,500,000    Consolidated Natural Gas Co., 6.80%
                                                  due 12/15/2027.....................................     1,487,868       1,512,195
                    A         Aa3      500,000    Dresser Industries, Inc., 7.60% due 8/15/2096......       498,565         560,660
                                                                                                        -----------      ----------
                                                                                                          3,587,471       3,697,955
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--    A-        A3     1,000,000    Southwest Airlines Co., 7.875% due 9/01/2007.......       995,223       1,101,570
1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--         A         Baa1   1,000,000    GTE Corporation, 8.85% due 3/01/1998...............     1,004,660       1,003,680
Communica-          AAA       Aaa      500,000    Indiana Bell Telephone Co., Inc., 7.30%
tions--4.9%                                        due 8/15/2026.....................................       499,184         546,345
                    AA        Aa3    2,000,000    Southwestern Bell Telecommunications, Inc.,
                                                  6.125% due 3/01/2000...............................     2,003,549       2,003,560
                                                                                                        -----------      ----------
                                                                                                          3,507,393       3,553,585
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--         A-        A3     1,500,000    Detroit Edison Co., 7.22% due 8/01/2002............     1,551,425       1,556,715
Electric--7.9%      A+        A1     1,500,000    Georgia Power Co., 6.125% due 9/01/1999............     1,497,218       1,499,835
                    AA        Aa3    1,000,000    Northern States Power Co., 7.125%
                                                  due 7/01/2025......................................     1,059,783       1,058,790
                    A-        A3       500,000    Pennsylvania Power & Light Co., 6.875%
                                                  due 2/01/2003......................................       507,131         514,495
                    A         A2     1,000,000    Virginia Electric & Power Co., 8.625%
                                                  due 10/01/2024.....................................       982,779       1,125,560
                                                                                                        -----------      ----------
                                                                                                          5,598,336       5,755,395
-----------------------------------------------------------------------------------------------------------------------------------
Yankee              AA-       Aa2    2,000,000    ABN AMRO Bank N.V., 7% due 4/01/2008 (b)...........     2,050,073       2,064,040
Corporates*--       A         A1     1,000,000    Ford Capital B.V., 9.50% due 6/01/2010 (b).........     1,095,804       1,238,680
12.7%               A+        A2     1,500,000    Grand Metropolitan Investment Corp., 9%
                                                  due 8/15/2011 (b)..................................     1,803,381       1,805,685
                    A+        A3       500,000    Hutchison Whampoa Finance Ltd., 6.95%
                                                  due 8/01/2007 (b)++................................       500,175         471,130
                    A+        A2     2,000,000    Hydro-Quebec, 7.375% due 2/01/2003 (c).............     2,033,890       2,092,100
                    A         A2       500,000    Petroliam Nasional Berhad, 6.875% due
                                                  7/01/2003 (c)++....................................       496,134         474,766
                    AA        Aa2    1,000,000    Swiss Bank Corp. NY, 7.375% due 6/15/2017 (b)......     1,065,036       1,069,760
                                                                                                        -----------      ----------
                                                                                                          9,044,493       9,216,161
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                            December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
Yankee              A+        A2    $  500,000    Province of Quebec, 8.80% due 4/15/2003 (a)........   $   549,419     $   554,380
Sovereign*--
0.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Corporate Bonds & Notes--91.4%...............    63,830,274      66,175,152
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
Commercial                           2,000,000    General Electric Capital Corp., 5.40%
Paper**--2.7%                                     due 1/05/1998......................................     1,998,800       1,998,800
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase                           3,026,000    HSBC Holdings PLC, purchased on
Agreements***--4.2%                               12/31/1997 to yield 6.57% to 1/02/1998.............     3,026,000       3,026,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities--6.9%..................     5,024,800       5,024,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments--100.4%..........................   $70,272,779      72,695,295
                                                                                                        ===========
                                                  Liabilities in Excess of Other Assets--(0.4%)......                      (314,623)
                                                                                                                        -----------
                                                  Net Assets--100.0%.................................                   $72,380,672
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------


* Corresponding industry groups for foreign bonds which are denominated in US dollars:
      (a) Government entity.
      (b) Financial institution.
      (c) Industrial; other.
** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Program.
***   Repurchase Agreements are fully collateralized by US Government
      Obligations.
+     Subject to principal paydowns.
++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.
    See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1997
================================================================================


Assets:
Investments, at value (identified cost--$70,272,779) (Note 1a) .                 $72,695,295
Cash ...........................................................                       9,051
Receivables:
  Interest .....................................................  $  1,278,572
  Capital shares sold ..........................................       154,604     1,433,176
                                                                  ------------
Prepaid registration fees and other assets (Note 1d) ...........                      51,926
                                                                                 -----------
Total assets ...................................................                  74,189,448
                                                                                 -----------
Liabilities:
Payables:
  Securities purchased .........................................     1,603,440
  Capital shares redeemed ......................................        43,276
  Investment adviser (Note 2) ..................................        32,039
  Dividends ....................................................        13,374     1,692,129
                                                                  ------------
Accrued expenses and other liabilities .........................                     116,647
                                                                                 -----------
Total liabilities ..............................................                   1,808,776
                                                                                 -----------
Net Assets .....................................................                 $72,380,672
                                                                                 ===========

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized .....                 $    34,255
Paid-in capital in excess of par ...............................                  71,686,029
Accumulated realized capital losses on investments--net (Note 5)                  (1,762,128)
Unrealized appreciation on investments--net ....................                   2,422,516
                                                                                 -----------
Net Assets--Equivalent to $21.13 per share based on 3,425,496
shares outstanding .............................................                 $72,380,672
                                                                                 ===========
See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1997
================================================================================

Investment Income (Note 1c):
Interest and premium and discount earned..............              $ 5,017,697

Expenses:
Investment advisory fees (Note 2).....................  $ 367,625
Transfer agent fees...................................    178,923
Accounting services (Note 2)..........................     45,195
Professional fees.....................................     42,450
Registration fees (Note 1d)...........................     36,019
Printing and shareholder reports......................     29,634
Directors' fees and expenses..........................     13,347
Custodian fees........................................      5,216
Pricing fees..........................................      4,509
Other.................................................      4,272
                                                         --------
Total expenses........................................                  727,190
                                                                    -----------
Investment income--net................................                4,290,507
                                                                    -----------
Realized & Unrealized Gain on Investments--Net
(Notes 1c & 3):
Realized gain on investments--net.....................                    4,240
Change in unrealized appreciation on investments--net.                1,474,823
                                                                    -----------
Net Increase in Net Assets Resulting from Operations..              $ 5,769,570
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.               For the Year Ended
Statement of Changes in Net Assets                             December 31,
                                                       -------------------------
                                                          1997           1996
================================================================================
Increase (Decrease) in Net Assets:
Operations:
Investment income--net................................ $ 4,290,507  $ 4,746,720
Realized gain on investments--net.....................       4,240    1,212,168
Change in unrealized appreciation on investments--net.   1,474,823   (4,788,096)
                                                       -----------  -----------
Net increase in net assets resulting from operations..   5,769,570    1,170,792
                                                       -----------  -----------
Dividends to Shareholders (Note 1e):
Investment income--net................................  (4,290,410)  (4,746,847)
                                                       -----------  -----------
Net decrease in net assets resulting from dividends
to shareholders ......................................  (4,290,410)  (4,746,847)
                                                       -----------  -----------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital
share transactions ...................................  (6,846,909)  (4,077,674)
                                                       ------------ -----------
Net Assets:
Total decrease in net assets..........................  (5,367,749)  (7,653,729)
Beginning of year.....................................  77,748,421   85,402,150
                                                       -----------  -----------
End of year........................................... $72,380,672  $77,748,421
                                                       ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Financial Highlights
================================================================================


The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1997       1996           1995         1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year...............................     $  20.69   $  21.59       $  19.14      $  21.55  $  21.22
                                                                      --------   --------       --------      --------  --------
Investment income--net...........................................         1.22       1.23           1.28          1.18      1.31
Realized and unrealized gain (loss) on investments--net..........          .44       (.90)          2.45         (2.41)     1.24
                                                                      --------   --------       --------      --------  --------
Total from investment operations................................          1.66        .33           3.73         (1.23)     2.55
                                                                      --------   --------       --------      --------  --------
Less dividends and distributions:
  Investment income--net.........................................        (1.22)     (1.23)         (1.28)        (1.18)    (1.29)
  Realized gain on investments--net..............................           --         --             --            --      (.93)
                                                                      --------   --------       --------      --------  --------
Total dividends and distributions...............................         (1.22)     (1.23)         (1.28)        (1.18)    (2.22)
                                                                      --------   --------       --------      --------  --------
Net asset value, end of year....................................      $  21.13   $  20.69       $  21.59      $  19.14  $  21.55
                                                                      ========   ========       ========      ========  ========
Total Investment Return:
Based on net asset value per share..............................         8.30%      1.69%         20.05%        (5.78%)   12.20%
                                                                      ========   ========       ========      ========  ========

Ratios to Average Net Assets:
Expenses........................................................          .99%      1.12%          1.01%         1.10%     1.08%
                                                                      ========   ========       ========      ========  ========
Investment income--net...........................................        5.84%      5.84%          6.23%         5.80%     5.74%
                                                                      ========   ========       ========      ========  ========
Net assets, end of year (in thousands)..........................      $ 72,381   $ 77,748       $ 85,402      $ 82,887  $115,367
                                                                      ========   ========       ========      ========  ========
Portfolio turnover..............................................           90%        77%           104%          122%      132%
                                                                      ========   ========       ========      ========  ========


See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:

The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $97 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

During the year ended December 31, 1997, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $4,798 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $63,049,725 and $70,965,370, respectively.

Net realized and unrealized gains as of December 31, 1997 were as follows:

------------------------------------------------------
                           Realized         Unrealized
                            Gains              Gains
------------------------------------------------------
Long-term investments....  $ 4,240          $2,422,516
                           -------          ----------
Total....................  $ 4,240          $2,422,516
                           =======          ==========
------------------------------------------------------

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,422,516, of which $2,490,739 related to appreciated securities and $68,223 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $70,272,779.

4. Capital Share Transactions:

Transactions in capital shares were as follows:

-------------------------------------------------------
For the Year Ended                            Dollar
December 31, 1997             Shares          Amount
-------------------------------------------------------
Shares sold..............      613,648    $  12,746,143
Shares issued to
shareholders in
reinvestment of
dividends................      193,493        4,015,580
                           -----------    -------------
Total issued.............      807,141       16,761,723
Shares redeemed..........   (1,139,219)     (23,608,632)
                           -----------    -------------
Net decrease.............     (332,078)   $  (6,846,909)
                           ===========    =============
-------------------------------------------------------

-------------------------------------------------------
For the Year Ended                           Dollar
December 31, 1996             Shares         Amount
-------------------------------------------------------
Shares sold..............      943,053     $ 19,538,783
Shares issued to
shareholders in
reinvestment of
dividends................      221,170        4,567,096
                           -----------     ------------
Total issued.............    1,164,223       24,105,879
Shares redeemed..........   (1,362,008)     (28,183,553)
                           -----------     ------------
Net decrease.............     (197,785)    $ (4,077,674)
                           ===========     ============
-------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1997, the Program had a net capital loss carryforward of approximately $1,761,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

                    [This page is intentionally left blank.]

------------------------------------------
STATEMENT OF ADDITIONAL
INFORMATION
--------------------------------

                                                --------------------------------
                                                                           INDEX
                                                --------------------------------


                                                    PAGE
                                                 -----------
Investment Objectives and Policies.............           2
Investment Restrictions........................           4
Investment Advisory Agreement..................           6
Directors and Officers.........................           9
Net Asset Value................................          11
Redemption of Shares...........................          12
Taxes and Distributions........................          13
Portfolio Transactions.........................          14
Performance Data...............................          15
General Information............................          15
Ratings of Corporate Obligations...............          16
Independent Auditors' Report...................          19
Financial Statements...........................          20


              ----------------------------------------------------


                                                                             THE
                                                                       CORPORATE
                                                                            FUND
                                                                      INVESTMENT
                                                                    ACCUMULATION
                                                                         PROGRAM
                                                      --------------------------
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                            DATED APRIL 16, 1998
                                          --------------------------------------


                                                                        BOX 9011
                                                PRINCETON, NEW JERSEY 08543-9011
                                                                  (609) 282-2000

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

        Contained in Part A:


           Financial Highlights for each of the years in the ten-year period then ended December 31, 1997


        Contained in Part B:


           Schedule of Investments as of December 31, 1997



           Statement of Assets and Liabilities as of December 31, 1997



           Statement of Operations for the year ended December 31, 1997



           Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1997



           Financial Highlights for each of the years in the five-year period then ended December 31, 1997


    (b) Exhibits:


   EXHIBIT
   NUMBER                                                    DESCRIPTION
-------------  -------------------------------------------------------------------------------------------------------
       (1)(a)  --Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
          (b)  --Articles Supplementary to the Articles of Incorporation of Registrant, dated October 12, 1994
                 (incorporated by reference to Exhibit (1)(b) to Amendment No. 17 to Form N-1A of Registrant, 1940 Act
                 File No. 811-2642).
       (2)     --By-Laws of the Registrant (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 17 to Form N-1A of Registrant, 1933 Act File No. 2-57060).
       (3)     --Not applicable.
       (4)     --Form of Stock Certificate (incorporated by reference to Exhibit 4(a) to Amendment No. 3 to Form
                 N-8B-1 of Registrant, 1940 Act File No. 811-2642).
       (5)     --Investment Advisory Agreement (incorporated by reference to Exhibit 5 to Amendment No. 3 to Form
                 N-8B-1 of Registrant, 1940 Act File No. 811-2642).
       (5)(a)  --Form of Sub-Advisory Agreement between Fund Asset Management U.K. Limited (filed herewith).
       (6)     --Not applicable.
       (7)     --Not applicable.
       (8)     --Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit 8 to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).

       (9)(a)  --Administration Agreement by and among the Registrant, Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated, Prudential-Bache Securities, Inc. and Dean Witter Reynolds Inc. (incorporated by reference to Exhibit (9)a to Post-Effective Amendment No. 4 to Form N-1 of the Registrant, 1933 Act
                 File No. 2-57060).
          (b)  --Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit
                 (9) to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
      (10)     --Opinion of Rogers & Wells LLP (incorporated by reference to Registrant's Rule 24f-2 Notice).
      (11)     --Consent of Deloitte & Touche LLP, independent auditors for the Registrant (filed herewith).
      (12)     --Not applicable.
      (13)     --Not applicable.
      (14)     --Not applicable.
      (15)     --Not applicable.
      (16)     --Schedule of Computation of Performance Data in Response to Item 22 (incorporated by reference to
                 Exhibit 16 to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A
                 (file No. 2-57060)).
      (27)     --Financial Data Schedule (filed herewith).


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                      NUMBER OF HOLDERS
TITLE OF CLASS                                                      AT DECEMBER 31, 1997
-------------------------------------------------------------  -------------------------------
Capital Stock, $.01 par value................................              22,406



Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION

    Article VI of the By-Laws of Registrant is incorporated by reference to Exhibit (2) to this Post-Effective Amendment No. 21 to Form N-1A of Registrant (1940 Act File No. 811-2642).

    The Maryland statutory indemnification provision is incorporated by reference to Exhibit (14) to Amendment No. 4 to Form N-8B-1 of Registrant (1940 Act File No. 811-2642).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Fund Asset Management, L.P. (the "Investment Adviser" or "FAM"), acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch

Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and the Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc. MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide Dollar Vest Fund, Inc.



    Merrill Lynch Asset Management ("MLAM"), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

    The address of each of these investment companies is Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1213. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

    Set forth below is a list of each officer and director of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1994 for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Glenn and Richard hold the same positions with substantially all of the investment companies described in the preceding paragraph. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies. Mr. Zeikel is president and a director, and Mr. Richard is treasurer of FAM and MLAM as well as all or substantially all of the investment companies advised by FAM or MLAM.


                                        POSITION WITH                       OTHER SUBSTANTIAL BUSINESS,
           NAME                       INVESTMENT ADVISER                PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  ------------------------------------  ---------------------------------------------
ML & Co....................  Limited Partner                       Financial Services Holding Company; Limited
                                                                     Partner of MLAM.
Princeton Services, Inc....  General Partner                       General Partner of MLAM.
Arthur Zeikel..............  Chairman                              Chairman of MLAM and FAM; President of MLAM
                                                                     and FAM (from 1977 to 1997); Chairman and
                                                                     Director of Princeton Services; President
                                                                     of Princeton Services from 1993 to 1997;
                                                                     Executive Vice President of ML&Co.
Terry K. Glenn.............  Executive Vice President              Executive Vice President of MLAM; Executive
                                                                     Vice President and Director of Princeton
                                                                     Services; President and Director of MLFD;
                                                                     Director of MLFDS; President of Princeton
                                                                     Administrators, L.P.
Linda L. Federici..........  Senior Vice President                 Senior Vice President of FAM; Senior Vice
                                                                     President of Princeton Services.
Vincent R. Giordano........  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Elizabeth A. Griffin.......  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.

                                        POSITION WITH                       OTHER SUBSTANTIAL BUSINESS,
           NAME                       INVESTMENT ADVISER                PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  ------------------------------------  ---------------------------------------------
Norman R. Harvey...........  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Michael J. Hennewinkel.....  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Philip L. Kirstein.........  Senior Vice President,                Senior Vice President, General Counsel and
                               General Counsel and Secretary         Secretary of MLAM; Senior Vice President,
                                                                     General Counsel, Director and Secretary of
                                                                     Princeton Services; Director of MLFD.
Ronald M. Kloss............  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Debra W. Landsman-Yaros....  Senior Vice President                 Senior Vice President of FAM; Vice President
                                                                     of MLFD; Senior Vice President of Princeton
                                                                     Services.
Stephen M. M. Miller.......  Senior Vice President                 Executive Vice President of Princeton
                                                                     Administrators, L.P.; Senior Vice President
                                                                     of Princeton Services
Joseph T. Monagle, Jr......  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Michael L. Quinn...........  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services; Managing
                                                                     Director and First Vice President of
                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.
                                                                     from 1989 to 1995.
Richard L. Reller..........  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.
Gerald M. Richard..........  Senior Vice President and Treasurer   Senior Vice President and Treasurer of MLAM;
                                                                     Senior Vice President and Treasurer of
                                                                     Princeton Services; Vice President and
                                                                     Treasurer of MLFD.
Gregory D. Upah............  Senior Vice President                 Senior Vice President of FAM; Senior Vice
                                                                     President of Princeton Services.
Ronald L. Welburn..........  Senior Vice President                 Senior Vice President of MLAM; Senior Vice
                                                                     President of Princeton Services.



    Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opporutnities Fund 2000, Inc., Merrill Lynch Americas

Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund,
Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc. Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



    Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since October 31, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                                        POSITION WITH                       OTHER SUBSTANTIAL BUSINESS,
           NAME                           MLAM U.K.                     PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  ------------------------------------  ---------------------------------------------
Arthur Zeikel..............  Director and Chairman                 Chairman of the Manager and FAM; President of
                                                                     the Manager and FAM (from 1977 to 1997);
                                                                     Chairman and Director of Princeton
                                                                     Services; President of Princeton Services
                                                                     (from 1993 to 1997; Executive Vice
                                                                     President of ML & Co.

Alan J. Albert.............  Senior Managing Director              Vice President of the Manager.

Nicholas C. D. Hall........  Director                              Director of Merrill Lynch Europe PLC; General
                                                                     Counsel of Merrill Lynch International
                                                                     Private Banking Group.

Gerald M. Richard..........  Senior Vice President                 Senior Vice President and Treasurer of the
                                                                     Manager and FAM; Senior Vice President and
                                                                     Treasurer of Princeton Services; Vice
                                                                     President and Treasurer of MLFD.

Carol Ann Langham..........  Company Secretary                     None

Debra Anne Searle..........  Assistant Company Secretary           None


ITEM 29. PRINCIPAL UNDERWRITERS

    Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and The Bank of New York, 90 Washington Street, 12th Floor, New York, NY 10286.

ITEM 31. MANAGEMENT SERVICES

    Other than as set forth under "Investment Advisory Agreement" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    (a) Not applicable.

    (b) Not applicable.

    (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 16th day of April, 1998.


                                          THE CORPORATE FUND ACCUMULATION
                                            PROGRAM, INC.
                                            (Registrant)

                                          By         /s/ TERRY K. GLENN

                                            ------------------------------------
                                                      Terry K. Glenn,
                                                  EXECUTIVE VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                         TITLE                           DATE
---------------------------------------------------  ------------------------------------------  ----------------

                         *                           President and Director (Principal             April 16, 1998
 ...................................................    Executive Officer)
                  (Arthur Zeikel)

                         *                           Treasurer (Principal Financial and            April 16, 1998
 ...................................................    Accounting Officer)
                (Gerald M. Richard)

                   *                                 Director
 ...................................................
                (Ronald W. Forbes)

                   *                                 Director
 ...................................................
              (Cynthia A. Montgomery)

                   *                                 Director
 ...................................................
                (Charles C. Reilly)

                   *                                 Director
 ...................................................
                  (Kevin A. Ryan)

                   *                                 Director
 ...................................................
                 (Richard R. West)

*By        /s/ TERRY K. GLENN                                                                      April 16, 1998
   ................................................
                 (Terry K. Glenn)
                 ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBERS
-----------
       5(a)  --Form of Sub Advisory Agreement........................................................................
         11  --Consent of Deloitte & Touche LLP......................................................................
         27  --Financial Data Schedule...............................................................................